UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Ammendment No. 1

to

FORM 8-K

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34137	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Explanatory note: As previously reported in its Current Report on Form 8-K filed on February 19, 2010 (the “Original Filing”), ActivIdentity Corporation (the “Company”) announced a change in the Company’s certifying accountant. This Amendment No. 1 to the Original Filing is being filed in response to an SEC comment letter to provide certain disclosures required by Item 4.01 of Form 8-K.

Item 4.01.          Changes in Registrant’s Certifying Accountant.

On February 19, 2010, the Audit Committee of ActivIdentity (the “Company”) dismissed the Company’s current independent registered public accounting firm, BDO Seidman, LLP (“BDO”) and engaged Ernst & Young LLP (“E&Y”) for the remainder of the Company’s fiscal year ending September 30, 2010.

During the Company’s two most recently completed fiscal years and subsequent interim period prior to E&Y’s engagement, (the “BDO period”), neither the Company nor anyone on behalf of the company consulted with E&Y on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of BDO as the Company’s independent registered public accounting firm regarding the Company’s financial statements for the fiscal years ended September 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended September 30, 2009 and 2008, and during the BDO Period, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreement in its reports. During the BDO Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in 2008, the Audit Committee discussed with BDO the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended September 30, 3008, as filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2008.  The Company has authorized BDO to respond fully to any inquiries by E&Y concerning this matter.

The Company provided each of BDO and E&Y with a copy of the disclosure under this Item 4.01. The Company requested that BDO furnish it with a letter addressed to the SEC stating whether or not BDO agrees with the above disclosures. A copy of BDO’s response is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statement and Exhibits

(d)      Exhibits .

Exhibit 16           Letter of BDO Seidman, LLP, dated March 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2010

‘ActivIdentity Corporation’

	By:	/s/ Jacques Kerrest
Jacques Kerrest,
Chief Financial Officer
Chief Operating Officer